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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 3, 1997

                      FIRSTFEDERAL FINANCIAL SERVICES CORP
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             (Exact name of registrant as specified in its charter)

     Ohio                          0-17894                     34-1622711
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(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                                Identification
 incorporation)                                                     No.)

135 East Liberty Street, Wooster, Ohio                             44691
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:    (330) 264-8001
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                                       N/A
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         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS
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         On June 3, 1997, FirstFederal Financial Services Corp ("FirstFederal")
issued the press release included as Exhibit 99 to this report and incorporated by reference herein, announcing that the Company has received approval from the Federal Reserve Bank of Cleveland to become a bank holding company. FirstFederal expects to begin operating as a bank holding company in July.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99 Text of press release, dated June 3, 1997, issued by FirstFederal Financial Services Corp

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIRSTFEDERAL FINANCIAL SERVICES CORP

                                     By:      /s/ Gary G. Clark
                                              --------------------------
                                              Gary G. Clark
                                              Chairman and CEO

Date:   June 3, 1997
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                                INDEX TO EXHIBITS

                                                                    Sequentially
                                                                   Numbered Page
                                                                  Where Attached
                                                              Exhibit is Located
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
99      Press Release of FirstFederal, dated June 3, 1997                     5





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